UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4994

Smith Barney Massachusetts Municipals Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: May 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MASSACHUSETTS MUNICIPALS FUND

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   MAY 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, and geopolitical concerns, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i growth was 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another solid advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following four rate hikes from June through November 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four times during the reporting period. All told, the Fed’s eight rate hikes brought the target for the federal funds rate to 3.00% from 1.00%. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

During the first half of the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the six-month period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Indexv returned 3.51% and 2.90%, respectively. Compelling taxable equivalent yields for investors in middle- and higher- federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

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Performance Review

For the six months ended May 31, 2005, Class A shares of the Smith Barney Massachusetts Municipals Fund, excluding sales charges, returned 0.90%. These shares underperformed the Lipper Massachusetts Municipal Debt Funds Category Average1 which was 3.28%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT

AS OF MAY 31, 2005

(excluding sales charges)

(unaudited)

6 Months

Smith Barney Massachusetts Municipals Fund — Class A Shares	0.90%

Lehman Brothers Municipal Bond Index	3.51%

Lipper Massachusetts Municipal Debt Funds Category Average	3.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.62% and Class C shares returned 0.60% over the six months ended May 31, 2005.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 53 funds in the Fund’s Lipper category, and excluding sales charges.

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The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President, and Chief Executive Officer

June 29, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2004 and held for the six months ended May 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.90%	$1,000.00	$1,009.00	0.90%	$4.51

Class B	0.62	1,000.00	1,006.20	1.45	7.25

Class C	0.60	1,000.00	1,006.00	1.50	7.50

(1)	For the six months ended May 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most resent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.44	0.90%	$4.53

Class B	5.00	1,000.00	1,017.70	1.45	7.29

Class C	5.00	1,000.00	1,017.45	1.50	7.54

(1)	For the six months ended May 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most resent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
MUNICIPAL BONDS — 98.9%
Education — 14.1%
		Massachusetts State DFA Revenue:
$1,000,000	AA	Applewild School Issue, Radian-Insured, 5.750% due 8/1/29	$1,082,970
1,105,000	AA	Assumption College, Series A, Radian-Insured, 5.750% due 3/1/20	1,217,533
1,000,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/31	1,062,030
1,000,000	AAA	Western New England College, AMBAC-Insured, 5.250% due 7/1/20	1,093,580
2,500,000	AAA	Massachusetts State HEFA Revenue, University of Massachusetts Project, Series C, MBIA-Insured, 5.250% due 10/1/31 (a)	2,701,600
1,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Senior, Series 2, AMBAC-Insured, 5.250% due 11/1/20	1,081,460
665,000	A	University of Virgin Islands, Refunding & Improvement, Series A, ACA-Insured, 6.000% due 12/1/19	734,406

		Total Education	8,973,579

Escrow to Maturity* — 7.7%
1,750,000	AAA	Boston, MA Water & Sewer Commission Revenue, 10.875% due 1/1/09 (b)	2,027,620
2,030,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (a)	2,886,112

		Total Escrow to Maturity	4,913,732

Finance — 1.6%
1,000,000	NR	Virgin Islands Public Finance Authority Revenue, Subordinated Lien, Fund Loan Notes, Series E, 5.750% due 10/1/13	1,030,210

General Obligation — 8.1%
1,000,000	NR	Commonwealth of Northern Mariana Islands, GO, Series A, 7.375% due 6/1/30	1,100,580
85,000	AAA	Massachusetts State, Go, MBIA-Insured, Consolidated Loan, Refunding, Series D, 5.375%, due 8/1/22	95,299
1,055,000	Aaa(c)	Maynard, MA, GO, MBIA-Insured, 5.500% due 2/1/16	1,202,985
1,000,000	Aaa(c)	Quaboag, MA Regional School District, GO, State Qualified, FSA-Insured, State Aid Withholding, 5.500% due 6/1/20	1,105,140
1,500,000	AAA	Westwood, MA, GO, MBIA-Insured, 5.375% due 6/1/17 (a)	1,676,910

		Total General Obligation	5,180,914

Hospitals — 15.9%
		Massachusetts State HEFA Revenue:
		Berkshire Health Systems, Series E:
1,000,000	BBB+	6.250% due 10/1/31	1,077,710
750,000	AA	Radian-Insured, 5.700% due 10/1/25	829,995
2,000,000	BBB	Caritas Christi Obligation, Series B, 6.750% due 7/1/16 (a)	2,284,680
		Covenant Healthcare System:
1,000,000	A	6.500% due 7/1/17	1,137,330
750,000	A	6.000% due 7/1/31	819,007

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Hospitals (continued)
$ 500,000	AAA	Medical Center of Central Massachusetts, CARS, Series B, AMBAC-Insured, Variable Rate INFLOS, 10.270% due 6/23/22 (d)	$587,140
1,000,000	BBB-	Milford-Whitinsville Hospital, Series D, 6.350% due 7/15/32	1,075,170
1,500,000	BBB	University of Massachusetts Memorial Healthcare, Inc., Series C, 6.625% due 7/1/32 (a)	1,624,695
700,000	AAA	Valley Regional Health Systems, Series C, CONNIE LEE-Insured, 7.000% due 7/1/06	729,456

		Total Hospitals	10,165,183

Housing: Multi-Family — 5.0%
		Framingham, MA Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA-Collateralized:
400,000	AAA	6.200% due 2/20/21	444,516
1,200,000	AAA	6.350% due 2/20/32	1,326,900
1,300,000	BBB-	Massachusetts State DFA Revenue, First Mortgage, Edgecombe Project, Series A, 6.750% due 7/1/26	1,395,329

		Total Housing: Multi-Family	3,166,745

Industrial Development — 1.7%
955,000	NR	Boston, MA Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (e)	973,518
120,000	BBB+	Massachusetts State, IFA, Resources Recovery Revenue, Refunding, Series A, Refusetech Inc. Project, 6.300% due 7/1/05	120,343

		Total Industrial Development	1,093,861

Life Care Systems — 9.1%
		Massachusetts State DFA Revenue:
1,000,000	A	Massachusetts Biomedical Research Corp., Series C, 6.250% due 8/1/20	1,116,040
1,000,000	AA	May Institue Issue, Inc., Radian-Insured, 5.750% due 9/1/29	1,074,350
1,000,000	AAA	Neville Community, Series A, GNMA-Collateralized, 6.000% due 6/20/44	1,114,930
1,000,000	AAA	VOA Concord, Series A, GNMA-Collateralized, 6.900% due 10/20/41	1,152,930
1,245,000	AAA	Massachusetts State IFA Revenue, Refunding, Chelsea Jewish Nursing Home, Series A, FHA-Insured, 6.500% due 8/1/37	1,366,985

		Total Life Care Systems	5,825,235

Pollution Control — 3.5%
		Massachusetts State Water Pollution Abatement Trust:
2,000,000	AAA	Pool Program, Series 9, 5.250% due 8/1/28 (a)	2,173,960
80,000	AAA	Series A, Unrefunded Balance, 6.375% due 2/1/15	81,221

			2,255,181

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Pre-Refunded** — 23.3%
$ 895,000	NR	Boston, MA IDA Financing Revenue, Refunding, North End Community, Series A, FHA-Insured, Call 8/1/07 @ 105, 6.450% due 8/1/37	$985,941
		Massachusetts State Consolidated Loan:
2,750,000	AAA	Series C, MBIA-Insured, Call 10/1/10 @ 100, 5.250% due 10/1/20 (a)	3,016,942
1,915,000	AAA	Series D, MBIA-Insured, Call 8/1/12 @ 100, 5.375% due 8/1/22 (a)	2,147,041
1,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30	1,254,090
		Massachusetts State HEFA Revenue:
1,500,000	BBB+(g)	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30 (a)	1,744,755
750,000	Aa2(c)	Youville House, Inc., Industrial Project, Series A, FHA-Insured, Call 2/15/07 @ 102, 6.050% due 2/15/29	804,068
1,500,000	AAA	Massachusetts State, R-RITE-PA 964, MBIA-Insured, Call 11/1/11 @ 100, Designated Termination 11/1/09, 7.306% to 6/2/05 (a)(d)(f)	1,861,920
1,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/22	1,104,750
735,000	A-	Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series D, Call 7/1/12 @ 100, 5.375% due 7/1/33	825,611
1,000,000	AAA	Westfield, MA, MBIA-Insured, Call 12/15/11 @ 101, 5.500% due 12/15/20	1,140,210

		Total Pre-Refunded	14,885,328

Public Facilities — 2.1%
1,000,000	AAA	Boston, MA Convention Center Act 1997, Special Obligation, Series A, AMBAC-Insured, 5.000% due 5/1/25	1,075,450
265,000	BBB	Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series D, Unrefunded Balance, 5.375% due 7/1/33	285,903

		Total Public Facilities	1,361,353

Transportation — 3.4%
2,000,000	AAA	Massachusetts State Port Authority Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/25 (a)	2,155,880

Utilities — 1.7%
1,000,000	A-	Massachusetts State DFA Revenue, Devens Electric Systems, 6.000% due 12/1/30	1,085,590

Water and Sewer — 1.7%
1,000,000	AA	Boston, MA Water & Sewer Commission Revenue, Senior Series A, 5.000% due 11/1/24	1,079,380

		TOTAL INVESTMENTS — 98.9% (Cost — $58,575,411#)	63,172,171
		Other Assets in Excess of Liabilities — 1.1%	713,092

		TOTAL NET ASSETS — 100.0%	$63,885,263

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
*	Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the Adviser to be triple-A rated even if issuer has not applied for new ratings.
**	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the Adviser to be triple-A rated even if issuer has not applied for new ratings.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	Rating by Moody’s Investors Service.
(d)	Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f)	Underlying bond is Pre-Refunded with U.S. government obligations and agency securities to 11/1/11 Call @100, 5.250% due 11/1/15.
(g)	Rating by Fitch Ratings Service.
#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	—	American Capital Assurance.
AMBAC	—	Ambac Assurance Corporation.
CARS	—	Complimentary Auction Rate Securities.
CONNIE LEE	—	College Construction Loan Insurance Association.
DFA	—	Development Finance Agency.
FGIC	—	Financial Guaranty Insurance Company.
FHA	—	Federal Housing Administration.
FSA	—	Financial Security Assurance.
GNMA	—	Government National Mortgage Association.
GO	—	General Obligation.
HEFA	—	Health & Educational Facilities Authority.
IDA	—	Industrial Development Authority.
IFA	—	Industrial Finance Agency.
INFLOS	—	Inverse Floaters.
MBIA	—	Municipal Bond Investors Assurance Corporation.
Radian	—	Radian Assets Assurance Co.
RITES	—	Residual Interest Tax-Exempt Securities.

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

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Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger that in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Bond Ratings (unaudited) (continued)

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

13       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	May 31, 2005

ASSETS:
Investments, at value (Cost — $58,575,411)	$63,172,171
Interest receivable	1,173,473
Receivable for securities sold	1,055,667
Receivable for Fund shares sold	115,224
Prepaid expenses	4,168

Total Assets	65,520,703

LIABILITIES:
Due to custodian	1,294,848
Payable to broker — variation margin on open futures contracts	218,750
Payable for Fund shares repurchased	41,694
Investment advisory fee payable	16,615
Administration fee payable	11,077
Distribution fee payable	6,619
Trustees’ fees payable	5,133
Transfer agent fees payable	3,542
Accrued expenses	37,162

Total Liabilities	1,635,440

Total Net Assets	$63,885,263

NET ASSETS:
Par value (Note 6)	$5,009
Paid-in capital in excess of par value	63,973,204
Undistributed net investment income	11,209
Accumulated net realized loss on investments and futures contracts	(4,475,919)
Net unrealized appreciation on investments and futures contracts	4,371,760

Total Net Assets	$63,885,263

Shares Outstanding:
Class A	3,408,955

Class B	1,221,648

Class C	378,546

Net Asset Value:
Class A (and redemption price)	$12.76

Class B *	$12.75

Class C *	$12.74

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$13.29

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14        Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Statement of Operations (unaudited)

For the Six Months Ended May 31, 2005

INVESTMENT INCOME:
Interest	$1,810,884

EXPENSES:
Distribution fees (Notes 2 and 4)	105,612
Investment advisory fee (Note 2)	101,278
Administration fees	67,519
Legal fees	22,991
Shareholder reports (Note 4)	22,850
Custody	11,326
Transfer agent fees (Notes 2 and 4)	11,324
Audit and tax	7,828
Trustees’ fees	5,883
Registration fees	5,111
Insurance	955
Miscellaneous expenses	2,413

Total Expenses	365,090

Net Investment Income	1,445,794

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	78,212
Futures contracts	(1,730,475)

Net Realized Loss	(1,652,263)

Change in Net Unrealized Appreciation From:
Investments	687,589
Futures contracts	84,375

Change in Net Unrealized Appreciation/Depreciation	771,964

Net Loss on Investments and Futures Contracts	(880,299)

Increase in Net Assets From Operations	$565,495

See Notes to Financial Statements.

15        Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended May 31, 2005 (unaudited) and the Year Ended November 30, 2004

	2005	2004
OPERATIONS:
Net investment income	$1,445,794	$3,244,477
Net realized loss	(1,652,263)	(1,198,283)
Change in net unrealized appreciation/depreciation	771,964	18,325

Increase in Net Assets From Operations	565,495	2,064,519

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,436,116)	(3,223,441)
In excess of net investment income	—	(37,581)

Decrease in Net Assets From Distributions to Shareholders	(1,436,116)	(3,261,022)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	3,004,319	6,701,224
Reinvestment of distributions	777,896	1,726,000
Cost of shares repurchased	(8,866,702)	(14,805,945)

Decrease in Net Assets From Fund Share Transactions	(5,084,487)	(6,378,721)

Decrease in Net Assets	(5,955,108)	(7,575,224)
NET ASSETS:
Beginning of period	69,840,371	77,415,595

End of period*	$63,885,263	$69,840,371

* Includes undistributed net investment income of:	$11,209	$1,531

See Notes to Financial Statements.

16        Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.93		$13.13	$13.01	$12.93	$12.35	$12.09

Income (Loss) From Operations:
Net investment income	0.29		0.60	0.64	0.66 (3)	0.67	0.65
Net realized and unrealized gain (loss)	(0.17)		(0.20)	0.12	0.09 (3)	0.57	0.26

Total Income From Operations	0.12		0.40	0.76	0.75	1.24	0.91

Less Distributions From:
Net investment income	(0.29)		(0.59)	(0.64)	(0.67)	(0.66)	(0.65)
In excess of net investment income	—		(0.01)	—	—	—	—

Total Distributions	(0.29)		(0.60)	(0.64)	(0.67)	(0.66)	(0.65)

Net Asset Value, End of Period	$12.76		$12.93	$13.13	$13.01	$12.93	$12.35

Total Return(4)	0.90%		3.11%	5.96%	5.96%	10.25%	7.79%

Net Assets, End of Period (000s)	$43,485		$47,307	$50,937	$46,656	$43,766	$36,324

Ratios to Average Net Assets:
Gross expenses	0.90	%(5)	0.87%	0.85%	0.85%	0.84%	0.87%
Net expenses	0.90	(5)	0.86 (6)	0.85	0.85	0.84	0.87
Net investment income	4.46	(5)	4.56	4.84	5.11 (3)	5.19	5.42

Portfolio Turnover Rate	5%		21%	19%	51%	43%	50%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have been 5.10%. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

17        Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.92		$13.13	$13.00	$12.92	$12.35	$12.08

Income (Loss) From Operations:
Net investment income	0.25		0.52	0.56	0.59 (3)	0.58	0.58
Net realized and unrealized gain (loss)	(0.17)		(0.20)	0.14	0.09 (3)	0.58	0.27

Total Income From Operations	0.08		0.32	0.70	0.68	1.16	0.85

Less Distributions From:
Net investment income	(0.25)		(0.52)	(0.57)	(0.60)	(0.59)	(0.58)
In excess of net investment income	—		(0.01)	—	—	—	—

Total Distributions	(0.25)		(0.53)	(0.57)	(0.60)	(0.59)	(0.58)

Net Asset Value, End of Period	$12.75		$12.92	$13.13	$13.00	$12.92	$12.35

Total Return(4)	0.62%		2.48%	5.48%	5.41%	9.58%	7.26%

Net Assets, End of Period (000s)	$15,579		$17,618	$21,168	$21,750	$22,162	$25,977

Ratios to Average Net Assets:
Gross expenses	1.45	%(5)	1.40%	1.39%	1.33%	1.42%	1.41%
Net expenses	1.45	(5)	1.39 (6)	1.39	1.33	1.42	1.41
Net investment income	3.91	(5)	4.03	4.30	4.59 (3)	4.61	4.88

Portfolio Turnover Rate	5%		21%	19%	51%	43%	50%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have been 4.58%. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

18        Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.91		$13.11	$12.99	$12.91	$12.33	$12.07

Income (Loss) From Operations:
Net investment income	0.25		0.52	0.56	0.59 (4)	0.59	0.58
Net realized and unrealized gain (loss)	(0.17)		(0.20)	0.13	0.09 (4)	0.58	0.25

Total Income From Operations	0.08		0.32	0.69	0.68	1.17	0.83

Less Distributions From:
Net investment income	(0.25)		(0.51)	(0.57)	(0.60)	(0.59)	(0.57)
In excess of net investment income	—		(0.01)	—	—	—	—

Total Distributions	(0.25)		(0.52)	(0.57)	(0.60)	(0.59)	(0.57)

Net Asset Value, End of Period	$12.74		$12.91	$13.11	$12.99	$12.91	$12.33

Total Return(5)	0.60%		2.50%	5.37%	5.36%	9.63%	7.14%

Net Assets, End of Period (000s)	$4,821		$4,915	$5,311	$6,007	$4,336	$2,808

Ratios to Average Net Assets:
Gross expenses	1.50	%(6)	1.46%	1.46%	1.40%	1.42%	1.46%
Net expenses	1.50	(6)	1.45 (7)	1.46	1.40	1.42	1.46
Net investment income	3.87	(6)	3.97	4.23	4.56 (4)	4.60	4.83

Portfolio Turnover Rate	5%		21%	19%	51%	43%	50%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the six months ended May 31, 2005 (unaudited).
(4)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

19        Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Massachusetts Municipals Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in

20       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Commonwealth of Massachusetts, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

21       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent and PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended May 31, 2005, the Fund paid transfer agent fees of $6,864 to CTB.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

22       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended May 31, 2005, CGM and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	CDSCs
Class B	$23,000
Class C	0	*

*	Amount represents less than $1,000.

Certain officers and/or trustees of the Fund are officers and/or trustees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,634,130

Sales	9,842,099

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,637,608
Gross unrealized depreciation	(40,848)

Net unrealized appreciation	$4,596,760

At May 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell
U.S. Treasury Bonds	200	9/05	$23,262,500	$23,487,500	$(225,000)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a service fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six

23       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

months ended May 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$34,509	$54,206	$16,897

For the six months ended May 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$6,310	$4,325	$689

For the six months ended May 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$13,559	$6,895	$2,396

5.	Dividends Paid to Shareholders by Class

	Six Months Ended May 31, 2005	Year Ended November 30, 2004
Class A
Net investment income	$1,020,233	$2,255,392
In excess of net investment income	—	25,403

Total	$1,020,233	$2,280,795

Class B
Net investment income	$322,994	$769,662
In excess of net investment income	—	9,506

Total	$322,994	$779,168

Class C*
Net investment income	$92,889	$198,387
In excess of net investment income	—	2,672

Total	$92,889	$201,059

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Shares of Beneficial Interest

At May 31, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

24       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	170,496	$2,196,945	401,003	$5,220,948
Shares issued on reinvestment	44,042	566,999	94,659	1,229,782
Shares repurchased	(465,704)	(5,991,141)	(714,711)	(9,277,360)

Net Decrease	(251,166)	$(3,227,197)	(219,049)	$(2,826,630)

Class B
Shares sold	20,679	$266,451	59,722	$779,532
Shares issued on reinvestment	12,584	161,944	29,505	383,268
Shares repurchased	(175,028)	(2,254,881)	(338,476)	(4,398,950)

Net Decrease	(141,765)	$(1,826,486)	(249,249)	$(3,236,150)

Class C*
Shares sold	42,012	$540,923	53,704	$700,744
Shares issued on reinvestment	3,808	48,953	8,704	112,950
Shares repurchased	(48,123)	(620,680)	(86,596)	(1,129,635)

Net Decrease	(2,303)	$(30,804)	(24,188)	$(315,941)

*	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset

25       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be

26       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the

27       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

28       Smith Barney Massachusetts Municipals Fund      |      2005 Semi-Annual Report

SMITH BARNEY

MASSACHUSETTS MUNICIPALS FUND

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Peter M. Coffey

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Massachusetts Municipals Fund

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD2227 7/05	05-8796

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Massachusetts Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Massachusetts Municipals Fund

Date: August 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Massachusetts Municipals Fund

Date: August 5, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Massachusetts Municipals Fund

Date: August 5, 2005